EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Phoenix Insight Funds Trust
File Number: 811-7447
Registrant CIK Number: 0001003859

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:

Series 1

72DD1/72DD2
Class A  69, Class N 66, Class C 2, Class I 9144

73A1/73A2
Class A $0.475, Class N $0.228, Class C $0.208,
Class I $ 0.500

74U1/74U2
Class A 209, Class C 11, Class I 18109

74V1/74V2
Class A $ 9.88, Class C $ 9.88, Class I $ 9.88


Series 2

72DD1/72DD2
Class A  425, Class N 324, Class C 2, Class I 9876

73A1/73A2
Class A $0.462, Class N $0.247, Class C $0.182,
Class I $ 0.489

74U1/74U2
Class A 1673, Class C 11, Class I 18599

74V1/74V2
Class A $ 10.93, Class C $ 10.94, Class I $ 10.93


Series 3

72DD1/72DD2
Class A  1060, Class N 697, Class C 2, Class I 3589

73A1/73A2
Class A $0.468, Class N $0.252, Class C $0.180,
Class I $ 0.494

74U1/74U2
Class A 7349, Class C 18,  Class I 7508

74V1/74V2
Class A $ 10.50, Class C $ 10.50, Class I $ 10.49


Series 5

72DD1/72DD2
Class A  46, Class N 46, Class C 0, Class I 1378

73A1/73A2
Class A $0.104, Class N $0.034, Class C $0.024,
Class I $ 0.159

74U1/74U2
Class A 548, Class C 8,  Class I 6695

74V1/74V2
Class A $ 21.53, Class C $ 21.49, Class I $ 21.85


Series 6

72DD1/72DD2
Class A  15, Class N 173, Class C 0, Class I 644

73A1/73A2
Class A $0.00, Class N $0.00, Class C $0.00,
Class I $ 0.002

74U1/74U2
Class A 4593, Class C 13,  Class I 20319

74V1/74V2
Class A $ 18.91, Class C $ 18.83, Class I $ 19.67



Series 7

72DD1/72DD2
Class A  86, Class N 273, Class C 0, Class I 1801

73A1/73A2
Class A $0.306, Class N $0.161, Class C $0.00,
Class I $ 0.342


Series 8

72DD1/72DD2
Class A  59, Class N 21, Class C 2, Class I 5810

73A1/73A2
Class A $0.332, Class N $0.056, Class C $0.224,
Class I $ 0.409

74U1/74U2
Class A 243, Class C 10,  Class I 15446

74V1/74V2
Class A $ 17.74, Class C $ 17.74, Class I $ 18.51



Series 9

72DD1/72DD2
Class A  174, Class N 102, Class C 1, Class I 1670

73A1/73A2
Class A $0.295, Class N $0.159, Class C $0.085,
Class I $ 0.329

74U1/74U2
Class A 843, Class C 17,  Class I 4980

74V1/74V2
Class A $ 14.96, Class C $ 14.96, Class I $ 15.00


Series 10

72DD1/72DD2
Class A  197, Class N 110, Class C 0, Class I 995

73A1/73A2
Class A $0.691, Class N $0.374, Class C $0.00,
Class I $ 0.732




Series 11

72DD1/72DD2
Class A  63, Class N 186, Class C 0, Class I 1172

73A1/73A2
Class A $0.031, Class N $0.00, Class C $0.00,
Class I $ 0.133

74U1/74U2
Class A 1900, Class C 4,  Class I 6705

74V1/74V2
Class A $ 43.97, Class C $ 43.82, Class I $ 44.42


Series 13

72DD1/72DD2
Class A  63, Class N 32, Class C 1, Class I 4184

73A1/73A2
Class A $0.175, Class N $0.067, Class C $0.074,
Class I $ 0.221

74U1/74U2
Class A 614, Class C 15,  Class I 19647

74V1/74V2
Class A $ 12.14, Class C $ 12.14, Class I $ 12.34


Series 14

72DD1/72DD2
Class A  5183,  Class N 4837, Class C 0, Class I 12500,
Service Class  2256

73A1/73A2
Class A $0.047, Class N $0.020, Class C $0.00,
Class I $ 0.048, Service Class  $ 0.017


Series 15

72DD1/72DD2
Class A  20677,  Class N 18928, Class C 0, Class I 149131,
Exchange Class  47599, Service Class  4099

73A1/73A2
Class A $0.048, Class N $0.021, Class C $0.00
Class I $ 0.049, Exchange Class $0.049, Service Class $0.017

74U1/74U2
Class A 880934, Class I 2438229, Exchange Class 440762

74V1/74V2
Class A $ 1.00, Class I $ 1.00,  Exchange Class $ 1.00


Series 16

72DD1/72DD2
Class A  3733,  Class N 3508, Class C 0, Class I 35382,
Service Class  201

73A1/73A2
Class A $0.030, Class N $0.013, Class C $0.00,
Class I $ 0.033, Service Class  $ 0.011



Series 17

72DD1/72DD2
Class A  137, Class N 122, Class C 0, Class I 3252

73A1/73A2
Class A $0.106, Class N $0.041, Class C $0.015,
Class I $ 0.141

74U1/74U2
Class A 1747, Class C 12,  Class I 19017

74V1/74V2
Class A $ 14.77, Class C $ 14.76, Class I $ 14.66


Series 18

72DD1/72DD2
Class A  202, Class N 117, Class C 2, Class I 10761

73A1/73A2
Class A $0.400, Class N $0.208, Class C $0.156,
Class I $ 0.425

74U1/74U2
Class A 594, Class C 16,  Class I 24433

74V1/74V2
Class A $ 10.03, Class C $ 10.03, Class I $ 10.03


Series 21

72DD1/72DD2
Class A  0,  Class C 0, Class I 8

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 9, Class C 10,  Class I 1969

74V1/74V2
Class A $ 13.91, Class C $ 13.86, Class I $ 13.93


Series 22

72DD1/72DD2
Class A  51, Class N 13, Class C 4, Class I 5102

73A1/73A2
Class A $0.831, Class N $0.412, Class C $0.378,
Class I $ 0.861

74U1/74U2
Class A 454, Class C 11,  Class I 5518

74V1/74V2
Class A $ 12.45, Class C $ 12.45, Class I $ 12.45